UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Data of earliest event reported): October 14, 2021

X4 PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street,	4th Floor
Boston,	Massachusetts	02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 14, 2021, the Board of Directors (the “Board”) of X4 Pharmaceuticals, Inc. (the “Company”) appointed Francoise de Craecker as a member of the Company’s Board, effective immediately. Ms. de Craecker will serve as a Class III director until the Company’s 2023 Annual Meeting of Stockholders and until such time as her successor is duly elected and qualified, or until her earlier death, resignation or removal.

Ms. de Craecker will also serve as a member of the Compensation Committee of the Board, replacing Alison Lawton, who will continue to serve on the Board.

Ms. de Craecker will be compensated in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in greater detail in the Company’s definitive proxy statement on Schedule 14A relating to its 2021 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission, or the Commission, on April 20, 2021.

Pursuant to the Company’s non-employee director compensation policy, Ms. de Craecker was granted an initial equity award of an option to purchase 12,250 shares of the Company’s common stock on the date of her appointment, October 14, 2021. The initial award has a term of ten years from the date of the award, and shall vest and become exercisable as to 33.3333% of the shares underlying such award on the 12-month anniversary of the date of the award, with the remainder vesting in equal monthly installments of 2.7777% of the shares underlying the initial award until the 36-month anniversary of the date of the award, subject to her continued service as a director through each applicable vesting date. The vesting shall accelerate as to 100% of the shares upon a change in control of the Company. The exercise price was equal to the closing price of the Company’s common stock on October 14, 2021.

In connection with her appointment, the Company has entered into its standard form of indemnification agreement with Ms. de Craecker, the form of which was filed as Exhibit 10.36 to the Company’s Amendment No. 1 to its Registration Statement on Form S-1 filed with the Commission on November 6, 2017.

Ms. de Craecker was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person. Ms. de Craecker does not have any family relationships with any of the Company’s directors or executive officers, and she does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: October 19, 2021	By:	/s/ Derek Meisner
Derek Meisner
General Counsel